                                                                   EXHIBIT 99.12

                                  COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                  SERIES 2005-SL1

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                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                          $[540,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-SL1

                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               DEUTSCHE BANK, NA
                                    TRUSTEE

                              FEBRUARY [23], 2005

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-SL1
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Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

 MLMI 2005-SL1 B2 (Baa1/A/A)
 NO PREPAY STRESS

                                                             MIN 0
                                  FWD LIBOR/SWAP SHIFT      -200 bp                bp                200 bp
  TRIGGERS FAIL                                 PREPAY  1.00x Base Case    1.00x Base Case     1.00x Base Case
                                   Loss Severity: 100%
                             Recovery Delay: 12 months
                                % CUM LOSS YIELD BREAK       26.68%             23.43%               19.39%
                                     CDR - YIELD BREAK      12.588             10.689                8.501
                       % CUM LOSS 1ST $ PRINCIPAL LOSS       25.84%             22.18%               17.75%
                            CDR - 1ST $ PRINCIPAL LOSS      12.087              9.991                7.658

                                   Loss Severity: 100%
                 Recovery Delay: 12 months. NO ADVANCE
                                % CUM LOSS YIELD BREAK       24.77%             21.35%               17.61%
                                     CDR - YIELD BREAK      11.294              9.405                7.482
                       % CUM LOSS 1ST $ PRINCIPAL LOSS       23.98%             20.18%               16.09%
                            CDR - 1ST $ PRINCIPAL LOSS      10.847              8.788                6.742

  PREPAY STRESS

  TRIGGERS FAIL                                              MIN 0

                                  FWD LIBOR/SWAP SHIFT      -200 BP                BP                200 BP
                                                PREPAY  2.00x Base Case    1.00x Base Case     0.50x Base Case
                                   Loss Severity: 100%
                             Recovery Delay: 12 months
                                % CUM LOSS YIELD BREAK       18.61%              16.83%               15.01%
                                     CDR - YIELD BREAK       18.78               16.79                14.81
                       % CUM LOSS 1ST $ PRINCIPAL LOSS       18.26%              16.27%               14.24%
                            CDR - 1ST $ PRINCIPAL LOSS       18.38              16.175               13.979

                                   Loss Severity: 100%
                 Recovery Delay: 12 months. NO ADVANCE
                                % CUM LOSS YIELD BREAK       16.84%              15.22%               13.57%
                                     CDR - YIELD BREAK       16.62               14.87                13.12
                       % CUM LOSS 1ST $ PRINCIPAL LOSS       16.51%              14.71%               12.86%
                            CDR - 1ST $ PRINCIPAL LOSS      16.263              14.324               12.383

MLMI 2005-SL1 - PRICE/YIELD - BB

Balance             $25,639,000.00  Delay         0          Index      LIBOR_1MO   WAC         10.3335  WAM                239
Coupon              6.1115          Dated         3/10/2005  Mult / Margin/ 3.5     NET        9.813477  WALA                 6
Settle              3/10/2005       First Paymer  3/25/2005  Cap / Floor 999 / 0

                    SCENARIO 1 SCENARIO 2 SCENARIO 3  SCENARIO 4  SCENARIO 5  SCENARIO 6    SCENARIO 7  SCENARIO 8     SCENARIO 9
              YIELD    -99.81     -86.79     -65.85      -64.01      -45.77          -5.81     -16.46           4.03          11.46
        DISC MARGIN        NA         NA     -8,203      -7,944      -5,572         -1,129     -2,216           -135            614

                WAL      1.87       2.09       2.53        2.69        3.29           4.95       5.59           7.24           4.56
   PRINCIPAL WINDOW   NA - NA    NA - NA    NA - NA     NA - NA     NA - NA  Jul09 - Aug34    NA - NA   Oct09 - Aug3  Mar08 - Jan19

          SHOCK(BPS)    100BP      100BP      100BP       100BP       100BP          100BP      100BP          100BP          100BP
          LIBOR_1MO  100% FWD   100% FWD   100% FWD    100% FWD    100% FWD       100% FWD   100% FWD       100% FWD       100% FWD
             PREPAY    20 CPR     30 CPR     40 CPR      20 CPR      30 CPR         40 CPR     20 CPR         30 CPR         40 CPR
      LOSS SEVERITY      100%       100%       100%        100%        100%           100%       100%           100%           100%
  SERVICER ADVANCES      100%       100%       100%        100%        100%           100%       100%           100%           100%
    LIQUIDATION LAG         0          0          0           0           0              0          0              0              0
OPTIONAL REDEMPTION  Call (N)   Call (N)   Call (N)    Call (N)    Call (N)       Call (N)   Call (N)       Call (N)       Call (N)

          SCENARIO 1 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 10 SCENARIO 2 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 10 SCENARIO 3 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 10 SCENARIO 4 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 8 SCENARIO 5 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 8 SCENARIO 6 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 8 SCENARIO 7 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 6 SCENARIO 8 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 6 SCENARIO 9 0 FOR 3, 4-12 RAMP TO THE FOLLOWING TERMINAL CDR 6